PRIVILEGE SELECT VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated January 6, 2009

to the

Prospectus dated May 1, 2002

At the close of business on or about February 13, 2009 (“merger date”), the Putnam VT New Value Fund will merge into the Putnam VT Equity Income Fund with the Putnam VT Equity Income Fund being the surviving fund; and the Putnam VT Discovery Growth Fund will merge into the Putnam VT New Opportunities Fund with the Putnam VT New Opportunities Fund being the surviving fund.

If you do not wish to remain allocated to the Putnam VT Equity Income Fund or the Putnam VT New Opportunities Fund, please note that you may transfer your policy value allocated in these subaccounts to any of the subaccounts investing in the Funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfers we make to the Putnam VT Equity Income Fund or the Putnam VT New Opportunities Fund. In addition, if you reallocate your policy value to another subaccount from the Putnam VT Equity Income Fund or the Putnam New Opportunities Fund, you will not be charged for the transfer from those subaccounts to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Privilege Select Variable Annuity dated May 1, 2002